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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): January 6, 1995


                        AMERICAN MAIZE-PRODUCTS COMPANY
- - ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Maine                        1-6244                       13-0432720
- - ------------------------------------------------------------------------------
 (State or other            (Commission File No.)             (I.R.S. Employer
  jurisdiction                                              Identification No.)
 of incorporation)


     250 Harbor Drive, Stamford, Connecticut                 06902
- - ------------------------------------------------------------------------------
     (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (203-356-9000)


                                      None
- - ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.    Other Events

           On January 6, 1995, American Maize-Products Company (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.    Financial Statements and Exhibits

           (c)   Exhibits.

                 99.1  Press release of the Company, dated January 6, 1995.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                              AMERICAN MAIZE-PRODUCTS COMPANY



                              By /s/ Robert M. Stephan
                                 _______________________________
                                     Robert M. Stephan
                                     Vice President and General Counsel



Date:  January 17, 1995

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                                 EXHIBIT INDEX


Number        Subject Matter
- - ------        --------------

  99.1        Press release of the Company, dated January 6, 1995.



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